Restrictions on distribution of profits and dividends	12 Months Ended
Dec. 31, 2017
Restrictions on distribution of profits and dividends
Restrictions on distribution of profits and dividends

Note 30 – Restrictions on distribution of profits and dividends

(a) Restrictions on distribution of profits

Under the LGS, the by-laws of the Company and rules and regulations of the CNV, a minimum of 5% of net income for the year in accordance with the statutory books, plus/less previous years adjustments and accumulated losses, if any, must be appropriated by resolution of the shareholders to a legal reserve until such reserve reaches 20% of the outstanding capital (common stock plus inflation adjustment of common stock). On May 21, 2014, Telecom Argentina reached the maximum amount of its Legal Reserve according to LGS and CNV provisions previously disclosed.

(b) Dividends

The Company is able to distribute dividends up to the limit of retained earnings determined under the LGS, and reserves constituted to such purpose. Retained earnings as of December 31, 2017 are positive and amounted to $7,630, while Voluntary reserve for future dividends payment amounted to $9,730 (See dividends distribution approved by the Board of Directors on January 31, 2018 in Note 33).

	2017	2016	2015

Dividends declared and paid by Telecom Argentina during the year ($ 4.28, $2.06, and $0.83 peso per share, respectively)	(*) 4,151	(*) 2,000	804

Proposed for approval at the Annual General Meeting (not recognized as a liability as of December 31)	(**)	-	-

(*) By reversal of the Voluntary reserve for future dividends payments.

(**) The Company’s Board of Directors has proposed to the Shareholder’s Meeting the confirmation of the dividends’ distribution in advance (Note 33.b) and the allocation of the outstanding retained earnings ($1,989) to the constitution of a “Voluntary reserve for future dividends payments”, with delegation to the Board of Directors its subsequent reversal and availability.